Exhibit 99(a)

Portman Limited

ABN 22 007 871 892
26 August 2008
Level 11 The Quadrant 1 William Street Perth 6000 Western Australia GPO Box W2017 Perth, 6846 Tel: 61 8 9426 3333 Fax: 61 8 9426 3344

(21 pages in total)

The Announcements Officer

Australian Stock Exchange (Sydney) Limited

Level 10

20 Bond Street

SYDNEY NSW 2001

Electronically Lodged

Dear Sir

Please find attached the Half Year Report for the half-year ended 30 June 2008.

Yours faithfully

C M Rainsford
Company Secretary
PORTMAN LIMITED

PORTMAN LIMITED

A.B.N. 22 007 871 892

HALF YEAR REPORT

FOR THE HALF-YEAR

ENDED 30 JUNE 2008

PORTMAN LIMITED
A.B.N. 22 007 871 892
CORPORATE DIRECTORY

REGISTERED OFFICE	TREASURY ADVISER

Level 11 The Quadrant	Oakvale Capital Limited

1 William Street	Level 3, 50 Colin Street

Perth Western Australia 6000	WEST PERTH WA 6005

Telephone: 61 8 9426 3333	Telephone: 61 8 9460 5300

Facsimile: 61 8 9426 3344

Internet: www.portman.com.au	BOARD OF DIRECTORS

Joseph A. Carrabba

AUDITORS	Chairman

Deloitte Touche Tohmatsu	Richard R. Mehan

Woodside Plaza, Level 14	Managing Director

240 St Georges Terrace	Laurie Brlas

Perth WA 6000	Non-Executive Director

Telephone: 61 8 9365 7000	William R. Calfee

Non-Executive Director

BANKERS	Donald J. Gallagher

Commonwealth Bank of Australia Limited	Non-Executive Director

150 St Georges Terrace	David H. Gunning

Perth WA 6000	Non-Executive Director

Telephone: 61 8 9482 6325	Malcom H. Macpherson

Non-Executive Director

National Australia Bank Limited	Michael D. Perrott

50 St Georges Terrace	Non-Executive Director

Perth WA 6000

Telephone: 1300 132265	SENIOR MANAGEMENT

Duncan Price

Chief Operating Officer

SOLICITORS	Shigeru Fujikawa

Blake Dawson Waldron	General Manager - Marketing

Exchange Plaza, Level 32	Christopher Hunt

2 The Esplanade	General Manager – Finance & Administration and Company

PERTH WA 6000	Secretary

Telephone: 61 8 9366 8000	Colin Williams

Chief Operating Officer

SHARE REGISTRY	Peter Ravenscroft

Advanced Share Registry Services	General Manager – Resource Development

110 Stirling Highway	Stewart Brown

NEDLANDS WA 6009	General Manager – Operations

Telephone: 61 8 9389 8033

PORTMAN LIMITED

A.B.N. 22 007 871 892

HIGHLIGHTS FOR THE HALF-YEAR ENDED 30 JUNE 2008

Results for announcement to the market

	Percentage increase / (decrease) from previous corresponding period	$ ‘000

Revenue from sale of goods	54.86%	412,266

Profit for the period	140.12%	137,129

Profit attributable to members of the parent entity	140.12%	137,129

Amount per security and franked amount per security of final and interim dividends	N/A	N/A

Record date for determining entitlements to the dividends (if any)	N/A	N/A

Iron Ore Division

Koolyanobbing Project –

•	Reduced ore and waste movements reflect a conscious decision to reduce in-pit mining in order to deplete Run of Mine (“ROM”) stocks over the next 18 months.
•

Ore railed for Q2 08 was in line with the corresponding period in 2007. Rail restrictions related to the re-sleepering project continue to be offset by improvements realised through the ongoing Portman, Australian Railroad Group (“ARG”) and West Net Rail (“WNR”) rail optimisation project.

•

The re-sleepering project will be completed during August 08. Procurement and detailed planning for the rail upgrade on the Esperance line will commence at the start of Q3 08. No rail restrictions are envisaged during the rail upgrade project.

•	Planning for the plant shutdown in September 08 and the subsequent 8.5Mtpa plant trial is well advanced.
•

Study of the potential for expansion of the Koolyanobbing operations beyond 8.5Mtpa has moved from the conceptual stage to the pre-feasibility stage. The pre-feasibility study is planned to be completed during Q2 2009.

•	Steady implementation of various programmes aimed at raising organisational capability continues.
•	Full year sales forecast for Koolyanobbing remains at 7.7Mt for 2008.

Cockatoo Island Project -

•	Stage 3 approvals, both internal and external, have been granted. Accordingly the construction stage of the project has commenced.
•	Latest schedules indicate mining on phase 2 will cease during August 08, with shipping continuing until September 08.

PORTMAN LIMITED

HIGHLIGHTS FOR THE HALF-YEAR ENDED 30 JUNE 2008

Corporate

Portman’s investment in Golden West Resources (“GWR”) was 19.9% at 30 June 2008. During August the investment was diluted by additional shares in GWR being issued. Portman subsequently increased its investment to 19.2%.

The Company completed an off-market share buy-back with 9.8 million shares being bought back for a total of $143.3 million. The shares were bought back at $14.66 which represented a 14% discount to the volume weighted average price five trading days after announcement.

During the half-year Portman made an agreement with Polaris Metal NL and Southern Cross Goldfields Limited, whereby Portman obtained non-magnetite iron ore rights to a number of tenements in the Yilgarn region, in exchange for unencumbered access to the Bungalbin tenements. Consequently, Portman no longer has any interest in the Helena and Aurora range/ Bungalbin Hill areas.

Settlement of the 2008 benchmark price was reached late in the half-year. Lump settled at 96.5% and fines 80%.

No dividend has been declared for the first half of 2008.

Communications with Government on Environmental Policy are continuing.

Outlook

Portman’s estimate of 2008 production is 8.0 million tonnes comprising 7.7 million from Koolyanobbing and 0.3 million from Cockatoo Island. Sales tonnes are forecast at the same tonnages as production.

PORTMAN LIMITED

DIRECTORS’ REPORT

FOR THE HALF-YEAR ENDED 30 JUNE 2008

The directors of Portman Limited (“Portman” or “the Company”) submit herewith the financial report of Portman Limited and its subsidiaries (“the Consolidated Entity”) for the half-year ended 30 June 2008. In order to comply with the provisions of the Corporations Act 2001, the directors report as follows:

(a)    Directors

The names of the directors of Portman Limited in office during or since the end of the half-year are:

Joseph A. Carrabba

Laurie Brlas

William R. Calfee

Donald J. Gallagher

David H. Gunning

Malcolm H. Macpherson

Richard R. Mehan

Michael D. Perrott

(b) Auditor’s Independence Declaration

The auditor’s independence declaration is included on page 9.

(c) Review of operations

Iron Ore Division

Koolyanobbing Project

Operations January – June 2008

Reduced ore and waste movements reflect a conscious decision to reduce in-pit mining in order to deplete ROM stocks over the next 18 months.

Ore railed for Q2 08 was in line with the corresponding period in 2007. Rail restrictions related to the re-sleepering project continue to be offset by improvements realised through the ongoing Portman, ARG and WNR rail optimisation project.

The re-sleepering project will be completed during August 08. Procurement and detailed planning for the rail upgrade on the Esperance line will commence at the start of Q3 08. No rail restrictions are envisaged during the rail upgrade project.

Planning for the plant shutdown in September 08 and the subsequent 8.5Mtpa plant trial is well advanced.

Study of the potential for expansion of the Koolyanobbing operations beyond 8.5Mtpa has moved from the conceptual stage to the pre-feasibility stage. The pre-feasibility study is planned to be completed during Q2 2009.

Steady implementation of various programmes aimed at raising organisational capability continues.

PORTMAN LIMITED

DIRECTORS’ REPORT

FOR THE HALF-YEAR ENDED 30 JUNE 2008

Production and shipments for the half-year were as follows:

Processed	6 Months Ended		Year Ended 31 December
	30 June 2008	30 June 2007	2007	2006	2005
Ore processed (thousand tonnes)	3,719	3,868	7,624	6,911	5,797
Ore shipments (thousand tonnes)	3,648	3,784	7,474	6,704	5,793

Cockatoo Island Joint Venture

Operations January – June 2008

Stage 3 approvals, both internal and external, have been granted. Accordingly the construction stage of the project has commenced. Latest schedules indicate mining on phase 2 will cease during August 08, with shipping continuing until September 08.

Production and shipments for the half-year were as follows:

	6 Months Ended		Year Ended 31 December
	30 June 2008	30 June 2007	2007	2006	2005
Ore processed (thousand tonnes)	581	624	1,380	1,451	1,142
Ore shipments (thousand tonnes)	640	597	1,342	1,452	1,124

All figures shown above are quoted in 100% terms. Portman has a 50% ownership interest in the Cockatoo Island Joint Venture.

Exploration

The information presented below in this report, that relates to Exploration Results, Mineral Resources or Ore Reserves is based on information compiled by Mr David C. Fielding, who is a Fellow of the Australasian Institute of Mining and Metallurgy (AusIMM). Mr Fielding is a full-time employee of the company. Mr Fielding has sufficient experience which is relevant to the style of mineralisation and type of deposit under consideration and to the activity which he is undertaking to qualify as a Competent Person as defined in the 2004 Edition of the “Australasian Code for Reporting of Exploration Results, Mineral Resources and Ore Reserves’. Mr Fielding consents to the inclusion in this report of the matters based on his information in the form and context in which it appears.

Drilling during the quarter included:

(a)	RC Drill testing of areas of surface enrichment at Perrinvale;
(b)	RC Drill testing of beneficiation targets at Koolyanobbing and Cockatoo Island; and
(c)	RAB and Aircore drilling for detrital iron mineralisation at Koolyanobbing.

PORTMAN LIMITED

DIRECTORS’ REPORT

FOR THE HALF-YEAR ENDED 30 JUNE 2008

Koolyanobbing Project Area

A summary of drilling activity is as follows:

Prospect	Type	No holes	Metres
Koolyanobbing K Deposit	RC	2	342
Koolyanobbing	RAB	54	810
Koolyanobbing	Aircore	53	2,097
Total			3,249

RC drilling commenced in K Pit to test massive magnetite zones in the footwall to the main orebody. This programme is currently in progress.

RAB and Aircore Drilling commenced to test for the presence of detrital iron deposits. Drilling was confined to existing mine infrastructure. Results have confirmed the presence of iron rich detrital mineralisation.

Highlights of analytical results received during the reporting period include the following significant intercepts:

Project	Hole ID	Depth	Dip	Azimuth	Intercept	P	S	Al2O3	SiO2	LOI
					11.0 m @ 58.79%
WIND	W10RC017	90	-60	3	Fe from 7m	0.095	0.109	1.89	5.15	7.67
					18.0 m @ 59.82 % Fe from 23m	0.110	0.105	0.94	1.47	7.00
					20.0 m @ 62.15%
WIND	W10RC018	84	-61	3	Fe from 6m	0.124	0.040	0.79	2.68	6.25
					11.0 m @ 62.00%
WIND	W10RC019	90	-60	360	Fe from 18m	0.120	0.028	1.16	2.33	5.65

These results are all from the W10 prospect at Windarling. Follow up drilling is planned at depth to confirm resource potential of this prospect.

Perrinvale Project

RC drilling was carried out at Perrinvale to test several zones of surface iron enrichment. The programme remains incomplete due to technical drilling issues. Assays confirmed weakly enriched iron formation with no significant zones of mineralisation.

Prospect	Type	No. Holes	Metres
Perrinvale	RC	12	835
Total			835

Reconnaissance mapping is complete and planning commenced on follow up RC and RAB/Aircore drilling.

Mt Finnerty Joint Venture

Reconnaissance geological mapping was carried out over several target areas as identified from detailed aeromagnetic data.

Botanical and heritage surveys were completed and drilling proposals are in preparation.

PORTMAN LIMITED

DIRECTORS’ REPORT

FOR THE HALF-YEAR ENDED 30 JUNE 2008

Cape Lambert Joint Venture

No field work was carried out during the quarter.

Cockatoo Island Joint Venture

RC drilling was carried out on hematite rich sandstones which were identified as having potential as feed for a beneficiation project thereby extending the life of the Cockatoo operation.

Prospect	Type	No. Holes	Meters
Cockatoo Bene Target	RC	31	2,720
Total			2,720

Drill cuttings have been despatched for assay. Based on geology and whole rock assays intervals will be selected for metallurgical testwork.

Corporate

Portman’s investment in GWR was 19.9% at 30 June 2008. During August the investment was diluted by additional shares in GWR being issued. Portman subsequently increased its investment to 19.2%.

The Company completed an off-market share buy-back with 9.8 million shares being bought back for a total of $143.3 million. The shares were bought back at $14.66 which represented a 14% discount to the volume weighted average price five trading days after announcement.

During the half-year Portman made an agreement with Polaris Metal NL and Southern Cross Goldfields Limited, whereby Portman obtained non-magnetite iron ore rights to a number of tenements in the Yilgarn region, in exchange for unencumbered access to the Bungalbin tenements. Consequently, Portman no longer has any interest in the Helena and Aurora range/ Bungalbin Hill areas.

Settlement of the 2008 benchmark price was reached late in the half-year. Lump settled at 96.5% and fines 80%. The price change took effect from 1 January 2008 for Portman’s Chinese customers and 1 April for Japanese customers.

No dividend has been declared for the first half of 2008.

Communications with Government on Environmental Policy are continuing.

(d) Rounding of amounts to nearest thousand dollars

The Consolidated Entity is of the kind specified in Australian Securities and Investments Commission Class Order 98/0100 dated 10 July 1998, and in accordance with that Class Order amounts in the directors’ report and the half-year financial report are rounded off to the nearest thousand dollars unless otherwise indicated.

Signed in accordance with a resolution of directors made pursuant to s.306(3) of the Corporations Act 2001.

On behalf of the Directors

J A Carrabba	R R Mehan
Chairman	Director
26 August 2008	26 August 2008
Perth, Western Australia	Perth, Western Australia

Deloitte Touche Tohmatsu
ABN 74 490 121 060

Woodside Plaza
Level 14
240 St Georges Terrace
Perth WA 6000
GPO Box A46
Perth WA 6837 Australia

Independent Auditor’s Review Report to the Members of Portman Limited	DX: 206
Tel: +61 (0) 8 9365 7000
Fax:
www.deloitte.com.au

We have reviewed the accompanying half-year financial report of Portman Limited, which comprises the balance sheet as at 30 June 2008, and the income statement, cash flow statement, statement of changes in equity for the half-year ended on that date, selected explanatory notes and the directors’ declaration of the consolidated entity comprising the company and the entities it controlled at the end of the half-year or from time to time during the half-year as set out on pages 12 to 20.

Directors’ Responsibility for the Half-Year Financial Report

The directors of the company are responsible for the preparation and fair presentation of the half-year financial report in accordance with Australian Accounting Standards (including the Australian Accounting Interpretations) and the Corporations Act 2001. This responsibility includes establishing and maintaining internal control relevant to the preparation and fair presentation of the half-year financial report that is free from material misstatement, whether due to fraud or error; selecting and applying appropriate accounting policies; and making accounting estimates that are reasonable in the circumstances.

Auditor’s Responsibility

Our responsibility is to express a conclusion on the half-year financial report based on our review. We conducted our review in accordance with Auditing Standard on Review Engagements ASRE 2410 Review of an Interim Financial Report Performed by the Independent Auditor of the Entity, in order to state whether, on the basis of the procedures described, we have become aware of any matter that makes us believe that the half-year financial report is not in accordance with the Corporations Act 2001 including: giving a true and fair view of the consolidated entity’s financial position as at 30 June 2008 and its performance for the half-year ended on that date; and complying with Accounting Standard AASB 134 Interim Financial Reporting and the Corporations Regulations 2001. As the auditor of Portman Limited, ASRE 2410 requires that we comply with the ethical requirements relevant to the audit of the annual financial report.

A review of a half-year financial report consists of making enquiries, primarily of persons responsible for financial and accounting matters, and applying analytical and other review procedures. A review is substantially less in scope than an audit conducted in accordance with Australian Auditing Standards and consequently does not enable us to obtain assurance that we would become aware of all significant matters that might be identified in an audit. Accordingly, we do not express an audit opinion.

Auditor’s Independence Declaration

In conducting our review, we have complied with the independence requirements of the Corporations Act 2001.

Member of Deloitte Touche Tolmatsu

Liability limited by a scheme approved under Professional Standards Legislation.

9

Conclusion

Based on our review, which is not an audit, we have not become aware of any matter that makes us believe that the half-year financial report of Portman Limited is not in accordance with the Corporations Act 2001, including:

(a)	giving a true and fair view of the consolidated entity’s financial position as at 30 June 2008 and of its performance for the half-year ended on that date; and

(b)	complying with Accounting Standard AASB 134 Interim Financial Reporting and the Corporations Regulations 2001.

DELOITTE TOUCHE TOHMATSU

AT Richards
Partner
Chartered Accountants
Perth, 26 August 2008

Deloitte Touche Tohmatsu
ABN 74 490 121 060

Woodside Plaza
Level 14
240 St Georges Terrace
Perth WA 8000
GPO Box A46
Perth WA 6837 Australia

Portman Limited The Board of Directors Level 11, The Quadrant 1 William Street, PERTH NSW 2000	DX 206 Tel: +61 (0) 8 9365 7000 Fax: +61 (0) 8 9365 7001 www. deloitte.com.au

26 August 2008

Dear Board Members

Portman Limited

En accordance with section 307C of the Corporations Act 2001, I am pleased to provide the following declaration of independence to the directors of Portman Limited.

As lead audit partner for the review of the financial statements of Portman Limited for the half-year ended 30 June 2008, I declare that to the best of my knowledge and belief, there have been no contraventions of:

(i)	the auditor independence requirements of the Corporations Act 2001 in relation to the review; and

(ii)	any applicable code of professional conduct in relation to the review.

Yours sincerely

DELO1TTE TOUCHE TOHMATSU

AT Richards
Partner
Chartered Accountants

Member of Deloitte Touche Tolmatsu

Liability limited by a scheme approved under Professional Standards Legislation.

11

PORTMAN LIMITED

DIRECTORS’ DECLARATION

FOR THE HALF-YEAR ENDED 30 JUNE 2008

The directors declare that:

(a)	in the directors’ opinion, there are reasonable grounds to believe that the company will be able to pay its debts as and when they become due and payable; and

(b)

in the directors’ opinion, the attached financial statements and notes thereto are in accordance with the Corporations Act 2001, including compliance with accounting standards and giving a true and fair view of the financial position and performance of the consolidated entity.

Signed in accordance with a resolution of the directors, made pursuant to s 303(5) of the Corporations Act 2001.

On behalf of the Directors

J A Carrabba	R R Mehan
Chairman	Director
26 August 2008	26 August 2008
Perth, Western Australia	Perth, Western Australia

PORTMAN LIMITED

CONDENSED CONSOLIDATED INCOME STATEMENT

FOR THE HALF-YEAR ENDED 30 JUNE 2008

		Consolidated Half-year ended

	Notes	30 June 2008 $’000	30 June 2007 $’000

Revenue	2(a)	412,266	266,222

Cost of sales		(157,686)	(149,717)

Gross profit		254,580	116,505

Other revenue	2(a)	8,657	5,301

Other income	2(a)	2,268	587

Shipping and selling expenses		(35,882)	(26,969)

Marketing expenses		(899)	(941)

Administrative expenses		(6,198)	(3,740)

Finance costs	2(b)	(4,033)	(1,871)

Other expenses	2(b)	(23,338)	(7,468)

Profit before income tax		195,155	81,404

Income tax expense		(58,026)	(24,296)

Profit for the period		137,129	57,108

Profit attributable to members of the parent entity		137,129	57,108

Earnings per share:

Basic (cents per share)		82.65	32.50

Diluted (cents per share)		82.65	32.50

Notes to the financial statements are included on pages 17 to 20.

PORTMAN LIMITED

CONDENSED CONSOLIDATED BALANCE SHEET

AS AT 30 JUNE 2008

		Consolidated Half-year ended

	Notes	30 June 2008 $’000	31 December 2007 $’000

CURRENT ASSETS
Cash and cash equivalents		80,038	147,742
Trade and other receivables		136,353	33,394
Inventories		127,573	108,328
Other financial assets		33,775	39,483
Other assets		1,158	716

TOTAL CURRENT ASSETS		378,897	329,663

NON-CURRENT ASSETS
Trade and other receivables		618	846
Inventories		13,128	28,670
Other financial assets		82,029	34,479
Property, plant and equipment		258,898	235,081

TOTAL NON-CURRENT ASSETS		354,673	299,076

TOTAL ASSETS		733,570	628,739

CURRENT LIABILITIES
Trade and other payables		62,739	54,272
Borrowings		8,799	7,050
Current tax payables		48,904	5,929
Provisions		18,980	10,489
Other financial liabilities		-	419

TOTAL CURRENT LIABILITIES		139,422	78,159

NON-CURRENT LIABILITIES
Borrowings		81,114	63,600
Deferred tax liabilities		9,513	8,480
Provisions		11,145	11,003
Other financial liabilities		-	90

TOTAL NON-CURRENT LIABILITIES		101,772	83,533

TOTAL LIABILITIES		241,194	161,692

NET ASSETS		492,376	467,047

EQUITY
Issued capital		99,909	105,774
Reserves	8	49,959	18,453
Retained earnings	8	342,508	342,820

TOTAL EQUITY		492,376	467,047

Notes to the financial statements are included on pages 17 to 20.

PORTMAN LIMITED

CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN EQUITY

FOR THE HALF-YEAR ENDED 30 JUNE 2008

		Consolidated Half-year ended

	Notes	30 June 2008 $’000	30 June 2007 $’000

Issued Capital

Balance at beginning of period		105,774	105,774

Share buy back		(5,865)	-

Balance at end of period		99,909	105,774

Reserves
Hedging Reserve
Balance at beginning of period	8	18,453	8,084
Cash flow hedges:
Gain taken to equity		21,292	12,266
Transferred to income statement for the period
		10,127	2,741
Income tax on items taken directly to or transferred from equity		(9,426)	(4,502)

Balance at end of period		40,446	18,589

Investments Available-for-Sale Reserve

Balance at beginning of period		-	-
Gain taken to equity		13,590	-
Income tax on items taken directly to or transferred from equity		(4,077)	-

Balance at end of period		9,513	-

Retained Earnings
Balance at beginning of period	8	342,820	236,450
Retained earnings adjustment share buy back:

Share buy back		(137,451)	-

Income tax on items taken directly to equity		10	-

Profit for the period		137,129	57,108

Balance at end of period		342,508	293,558

Notes to the financial statements are included on pages 17 to 20.

PORTMAN LIMITED

CONDENSED CONSOLIDATED CASH FLOW STATEMENT

FOR THE HALF-YEAR ENDED 30 JUNE 2008

	Consolidated Half-year ended

	30 June 2008 $’000	30 June 2007 $’000

CASH FLOWS FROM OPERATING ACTIVITIES
Receipts from customers	312,292	261,567
Payments to suppliers and employees	(208,635)	(209,898)
GST received	16,252	18,566
Interest and other costs of finance paid	(3,053)	(1,792)
Insurance proceeds	850	-
Income taxes paid	(27,877)	(43,884)

Net cash flows provided by operating activities	89,829	24,559

CASH FLOWS FROM INVESTING ACTIVITIES
Payments for property, plant and equipment	(11,828)	(5,474)
Proceeds from sale of property, plant and equipment	318	(21)
Interest received	8,082	4,447
Purchase of available-for-sale financial instruments	(28,159)	-
Term deposits & commercial bills matured*	21,292	-
Term deposits & commercial bills acquired*	-	(42,502)

Net cash flows used in investing activities	(10,293)	(43,550)

CASH FLOWS FROM FINANCING ACTIVITIES
Repayment of lease liabilities	(3,052)	(313)
Share buy back to equity holders of minority interest	(143,283)	-
Share buy back costs	(33)	-
Repayment of borrowings	(870)	(1,438)

Net cash flows used in financing activities	(147,238)	(1,751)

NET DECREASE IN CASH AND CASH EQUIVALENTS	(67,704)	(20,742)

Cash and cash equivalents at the beginning of the period	147,742	123,567

CASH AND CASH EQUIVALENTS AT THE END OF THE PERIOD	80,038	102,825

* Maturities exceeding 90 days

Notes to the financial statements are included on pages 17 to 20.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE HALF-YEAR ENDED 30 JUNE 2008

Note 1. Significant accounting policies

Statement of compliance

The condensed half-year financial report is a general purpose financial report prepared in accordance with the Corporations Act 2001 and AASB 134 ‘Interim Financial Reporting’. Compliance with AASB 134 ensures compliance with International Reporting Standard IAS 34 ‘Interim Financial Reporting’. The half-year financial report does not include notes of the type normally included in an annual financial report and shall be read in conjunction with the most recent annual financial report.

Basis of preparation of half-year report

The condensed half-year financial report has been prepared on the basis of historical cost except for the revaluation of certain financial instruments. Cost is based on the fair values of the consideration given in exchange for assets. Except where indicated otherwise, all amounts are presented in Australia dollars.

The accounting policies and methods of computation adopted in the preparation of the half-year financial report are consistent with those of the previous financial year and corresponding interim reporting period.

Judgements made by management in the application of A-IFRS that have significant effects on the financial statements and estimates with a significant risk of material adjustments in the next year are disclosed, where applicable, in the relevant notes to the financial statements. We have identified significant uncertainties:

(1) Provision for decommissioning and site restoration

Provision is made for the cost of decommissioning and site restoration at the end of the life of the mines. Estimates are based upon a number of assumptions at the reporting date including financial assumptions and consideration of the current legal and regulatory framework governing environmental protection. The provisions recognised at 30 June 2008 represent the Entity’s best estimate of future costs. Uncertainties might result in actual expenditure differing from the amounts provided at reporting date.

Adoption of new and revised Accounting Standards

In the current year, the Consolidated Entity has adopted all of the new and revised Standards and Interpretations issued by the Australian Accounting Standards Board (the AASB) that are relevant to its operations and effective for annual reporting periods beginning on or after 1 January 2008. The Consolidated Entity has also adopted the following Standards as listed below which only impacted on the Consolidated Entity’s financial statements which respect to disclosure.

•	AASB 2008-4 Amendments to Australian Accounting Standards Key Management Personnel Disclosures by Disclosing Entities.

At the date of authorisation of the financial report, the following Standards and Interpretations were in issue but not yet effective:

Standard / Interpretation	Effective for annual reporting periods beginning on or after

AASB 3 ‘Business Combinations’ and AASB 2008-3 ‘Amendments to Australian Accounting Standards arising from AASB 3 and AASB 127’	1 July 2009

AASB 8 ‘Operating Segments’ and AASB 2007-3 ‘Amendments to Australian Accounting Standards arising from AASB 8’	1 January 2009

AASB 101 (revised September 2007) ‘Presentation of Financial Statements’ and AASB 2007-8 ‘Amendments to Australian Accounting Standards arising from AASB 101’	1 January 2009

AASB 123 ‘Borrowing Costs’ – revised standard and AASB 2007-6 ‘Amendments to Australian Accounting Standards arising from AASB 123’	1 January 2009

AASB 127 ‘Consolidated Financial Statements’ – revised standard and AASB 2008-3 ‘Amendments to Australian Accounting Standards arising from AASB 3 and AASB 127’	1 July 2009

NOTES TO THE FINANCIAL STATEMENTS

FOR THE HALF-YEAR ENDED 30 JUNE 2008

Note 1. Summary of Accounting Policies (continued)

Standard / Interpretation	Effective for annual reporting periods beginning on or after

AASB 2007-4 ‘Amendments to Australian Accounting Standards arising from ED 151 and other amendments’	1 July 2007

AASB 2008-1 ‘Amendments to Australian Accounting Standards Share-based Payments: Vesting Conditions and Cancellations.	1 January 2009

AASB 2008-2 ‘Amendments to Australian Accounting Standards Puttable Financial Instruments and Obligations arising on Liquidation.	1 January 2009

AASB 2008-5 ‘Amendments to Australian Accounting Standards arising from the Annual Improvements Project’	1 July 2009

AASB 2008-6 ‘Further Amendments to Australian Accounting Standards arising from the Annual Improvements Project’	1 July 2009

The directors anticipate that the adoption of these Standards and Interpretations in future periods will have no material financial impact on the financial statements of the Consolidated Entity.

These Standards and Interpretations will be first applied in the financial report of the Consolidated Entity that relates to the annual reporting period beginning after the effective date of each pronouncement.

Note 2. Profit from Ordinary Activities

	Consolidated Half-year ended

	30 June 2008 $’000	30 June 2007 $’000

The profit from ordinary activities before income tax is arrived at after:

(a) Profit from ordinary items is after crediting the following:

Sales revenue	412,266	266,222

Interest received from other corporations	8,342	5,182
Agency fee	315	119

Other revenues	8,657	5,301

Profit on sale of property, plant and equipment	284	11
Insurance recoveries	1,000	-
Foreign exchange gain/(loss) on sales	557	530
Management fees	80	-
Misc other income	347	46

Other income	2,268	587

NOTES TO THE FINANCIAL STATEMENTS

FOR THE HALF-YEAR ENDED 30 JUNE 2008

Note 2. Profit from Ordinary Activities (continued)

	Consolidated Half-year ended

	30 June 2008 $’000	30 June 2007 $’000

(b) Profit is after charging the following expenses:

Finance costs
Interest paid / payable to other corporations	(403)	(631)
Unwinding of discount on rehabilitation provision and receivable	(925)	(340)
Finance lease charges	(2,705)	(900)

Total finance costs	(4,033)	(1,871)

Other expenses
Movement in the fair value of financial instruments and the time value on hedging instruments	(9,365)	(2,960)
Exploration and evaluation expenditure	(8,867)	(3,348)
Foreign exchange loss	(4,736)	(1,160)
Mobilisation/ demobilisation	(370)	-

Total other expenses	(23,338)	(7,468)

(c) Other disclosures

Amortisation and Depreciation
Mine Assets	7,919	3,930
Plant and equipment	5,605	5,566
Plant and equipment under finance lease	4,236	1,197

Total	17,760	10,693

Note 3. Dividends

No dividends were declared in the current and prior period.

Note 4. Contingencies

In May 2007 Western Australia’s Environmental Protection Authority (“EPA”) published a study in which it recommended the establishment of “A class reserves” for the protection of certain allegedly environmentally sensitive areas of Western Australia. Some of the proposed A class reserves overlap with mining tenements granted to Portman (the “Overlapping Areas”). The EPA study has been submitted to the Minister for the Environment and Heritage.

Portman originally received governmental approval to mine in the Overlapping Areas in June 2003. Since that time, Portman has met all applicable environmental requirements. Although we are currently reviewing the study and the effects of the designation of the Overlapping Areas as A class reserves, such categorisation would be likely to have a material effect on Portman’s operations. It is unknown at this time whether the Minister for the Environment and Heritage will accept the recommendations of the EPA. Portman is currently in dialogue with Government in regards to this issue.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE HALF-YEAR ENDED 30 JUNE 2008

Note 5. Subsequent Events

There has been no matter or circumstance that has arisen since the year end that has affected, or may significantly affect, the operations of the Consolidated Entity and the Company, the results of the operations, or the state of affairs of the Consolidated Entity and the Company in subsequent periods.

Note 6. Segment Information

(a)	Business Segment

The Consolidated Entity operates in one business segment – iron ore mining and exploration.

(b)	Geographic Segment

The Consolidated Entity operates in one geographic segment – Australia.

Note 7. Joint Venture

The Consolidated Entity has a 50% joint venture interest in the Cockatoo Iron Ore Joint Venture. The Consolidated Entity’s share of the results of this joint venture has been included in the Income Statement to 30 June 2008.

	Consolidated Half-year ended

	30 June 2008 $’000	30 June 2007 $’000

Share of Joint Venture profit before tax	12,105	5,395

Note 8. Prior Period Error

In the year ended 31 December 2007 there was a misallocation between Hedge Reserve and earnings which has required restatement of the prior year comparatives. This has resulted in the following adjustment:

	31 Dec 2007	Adjustment	Restated 31 Dec 2007
	$’000	$’000	$’000

Net Assets	467,047	-	467,047

Share capital	105,774	-	105,774
Reserves	28,190	(9,737)	18,453
Retained earnings	333,083	9,737	342,820

Total Equity	467,047	-	467,047

The adjustment does not affect profit for the half-year ended 30 June 2007 or the half-year ended 30 June 2008.